Restructuring and Other Costs	12 Months Ended
Sep. 30, 2018
Restructuring And Other Costs [Abstract]
Restructuring and Other Costs
Note 3.	Restructuring and Other Costs

Summary of Restructuring and Other Initiatives

We recorded pre-tax restructuring and other costs of $105.4 million, $196.7 million and $366.4 million for fiscal 2018, 2017 and 2016, respectively. Of these costs, $27.0 million, $86.6 million and $200.2 million were non-cash for fiscal 2018, 2017 and 2016, respectively. These amounts are not comparable since the timing and scope of the individual actions associated with each restructuring, acquisition, divestiture or integration vary. The restructuring and other costs exclude the Specialty Chemicals costs which are included in discontinued operations in fiscal 2016. We present our restructuring and other costs in more detail below and those charged to discontinued operations in “Note 7. Discontinued Operations”.

The following table summarizes our Restructuring and other costs for fiscal 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Restructuring	$39.5	$113.4	$294.9
Other	65.9	83.3	71.5
Restructuring and Other Costs	$105.4	$196.7	$366.4

Restructuring

Our restructuring charges are primarily associated with costs of plant closures and employee costs due to merger and acquisition-related workforce reductions. When we close a facility, if necessary, we recognize a write-down to reduce the carrying value of equipment or other property to their estimated fair value less cost to sell, and record charges for severance and other employee-related costs. Any subsequent change in fair value less cost to sell prior to disposition is recognized as identified; however, no gain is recognized in excess of the cumulative loss previously recorded unless the actual selling price exceeds the original carrying value when sold. At the time of each announced closure, we generally expect to record future period costs for equipment relocation, facility carrying costs, costs to terminate a lease or contract before the end of its term and employee-related costs.

Although specific circumstances vary, our strategy has generally been to consolidate our sales and operations into large well-equipped plants that operate at high utilization rates and take advantage of available capacity created by operational excellence initiatives and/or further optimize our system following mergers and acquisitions or a changing business environment. Therefore, we have transferred a substantial portion of each closed plant’s assets and production to our other plants. We believe these actions have allowed us to more effectively manage our business. In our Land and Development segment, the restructuring charges primarily consisted of severance and other employee costs associated with the accelerated monetization strategy and wind-down of operations and lease costs.

While restructuring costs are not charged to our segments and, therefore, do not reduce segment income, we highlight the segment to which the charges relate. The following table presents a summary of restructuring charges related to active restructuring initiatives that we incurred during the last three fiscal years, the cumulative recorded amount since we started the initiative, and our estimate of the total we expect to incur (in millions):

	2018	2017	2016	Cumulative	Total Expected
Corrugated Packaging
Net property, plant and equipment costs	$2.8	$1.4	$184.5	$211.5	$211.5
Severance and other employee costs	1.6	3.3	17.4	42.2	42.8
Equipment and inventory relocation costs	3.1	1.9	0.3	7.1	7.1
Facility carrying costs	3.2	5.4	18.9	36.7	37.9
Other costs	(0.1)	(1.2)	9.1	19.1	19.1
Restructuring total	$10.6	$10.8	$230.2	$316.6	$318.4
Consumer Packaging
Net property, plant and equipment costs	$6.9	$28.3	$3.8	$41.6	$41.6
Severance and other employee costs	7.2	26.4	4.6	41.0	41.2
Equipment and inventory relocation costs	2.7	2.8	1.1	7.4	7.9
Facility carrying costs	1.0	0.7	0.5	3.4	4.0
Other costs (1)	2.2	20.2	—	22.9	22.9
Restructuring total	$20.0	$78.4	$10.0	$116.3	$117.6
Land and Development
Net property, plant and equipment costs	$—	$1.8	$—	$1.8	$1.8
Severance and other employee costs	0.3	2.8	10.6	13.7	13.7
Other costs	3.0	$—	$—	3.0	3.0
Restructuring total	$3.3	$4.6	$10.6	$18.5	$18.5
Corporate
Net property, plant and equipment costs	$—	$0.1	$1.2	$1.4	$1.4
Severance and other employee costs	0.8	14.8	36.9	100.6	100.6
Other costs	4.8	4.7	6.0	15.5	15.5
Restructuring total	$5.6	$19.6	$44.1	$117.5	$117.5
Total
Net property, plant and equipment costs	$9.7	$31.6	$189.5	$256.3	$256.3
Severance and other employee costs	9.9	47.3	69.5	197.5	198.3
Equipment and inventory relocation costs	5.8	4.7	1.4	14.5	15.0
Facility carrying costs	4.2	6.1	19.4	40.1	41.9
Other costs	9.9	23.7	15.1	60.5	60.5
Restructuring total	$39.5	$113.4	$294.9	$568.9	$572.0

(1)	Includes a $17.6 million impairment of a customer relationship intangible in fiscal 2017 related to an exited product line.

We have defined “Net property, plant and equipment costs” as used in this Note 3 as property, plant and equipment write-downs, subsequent adjustments to fair value for assets classified as held for sale, subsequent (gains) or losses on sales of property, plant and equipment and related parts and supplies on such assets, if any.

Other Costs

Our other costs consist of acquisition, integration and divestiture costs. We incur costs when we acquire or divest businesses. Acquisition costs include costs associated with transactions, whether consummated or not, such as advisory, legal, accounting, valuation and other professional or consulting fees, as well as potential litigation costs associated with those activities. We incur integration costs pre- and post-acquisition that reflect work being performed to facilitate merger and acquisition integration, such as work associated with information systems and other projects including spending to support future acquisitions, and primarily consist of professional services. Divestiture costs consist primarily of similar professional fees. The divestiture costs in fiscal 2017 were primarily associated with costs incurred during the HH&B Sale process. We consider acquisition, integration and divestiture costs to be Corporate costs regardless of the segment or segments involved in the transaction.

The following table presents our acquisition, divestiture and integration costs that we incurred during the last three fiscal years (in millions):

	2018	2017	2016
Acquisition costs	$38.2	$27.1	$8.9
Integration costs	27.4	46.4	62.1
Divestiture costs	0.3	9.8	0.5
Other total	$65.9	$83.3	$71.5

 The following table summarizes the changes in the restructuring accrual, which are primarily composed of lease commitments, accrued severance and other employee costs, and a reconciliation of the restructuring accrual charges to the line item “Restructuring and other costs” on our consolidated statements of operations for the last three fiscal years (in millions):

	2018	2017	2016
Accrual at beginning of fiscal year	$47.4	$44.8	$21.4
Accruals acquired in acquisition	—	3.5	—
Additional accruals	16.5	63.2	75.3
Payments	(29.8)	(53.3)	(51.9)
Adjustment to accruals	(1.0)	(10.8)	—
Foreign currency rate changes	(1.5)	—	—
Accrual at end of fiscal year	$31.6	$47.4	$44.8

Reconciliation of accruals and charges to restructuring and other costs (in millions):

	2018	2017	2016
Additional accruals and adjustments to accruals (see table above)	$15.5	$52.4	$75.3
Acquisition costs	38.2	27.1	8.9
Integration costs	22.0	41.2	59.8
Divestiture costs	0.3	9.8	0.5
Net property, plant and equipment	9.7	31.6	189.5
Severance and other employee costs	1.3	3.8	11.5
Equipment and inventory relocation costs	5.8	4.7	1.4
Facility carrying costs	4.2	6.1	19.5
Other costs	8.4	20.0	—
Total restructuring and other costs, net	$105.4	$196.7	$366.4